                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             03/2003 DISTRIBUTION REPORT

SERIES:  wamu 2002-ar5                                 WEIGHTED AVERAGE PC RATE:    5.74407%
POOL NUMBER:  Group 1 = 1853, 1854
____________________________________________________________________________________________

ISSUE DATE:  04/25/2002
CERTIFICATE BALANCE AT ISSUE:    $933,702,768.94

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                     867                         $389,514,040.91
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $404,026.59
Unscheduled Principal Collection/Reversals                           $148,466.35
Liquidations-in-full                                      78      $36,708,998.47
Net principal Distributed                                         $37,261,491.41    ($37,261,491.41)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        789                         $352,252,549.50

SCHEDULED INTEREST AT MORTGAGE RATE:                               $2,041,981.51

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                    $178,527.14

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $39,124,945.78

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             03/2003 DISTRIBUTION REPORT

SERIES:  wamu 2002-ar5                                 WEIGHTED AVERAGE PC RATE:    5.74407%
POOL NUMBER:  Group 1 = 1853, 1854
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

    $37,261,491.41     $1,863,454.37             $0.00     $1,863,454.37             $0.00    $39,124,945.78

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard         $10,209,084.00             $0.00             $0.00             $0.00    $10,209,084.00
Bankruptcy Bond
   Single-Units           $153,046.00             $0.00             $0.00             $0.00       $153,046.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase    $18,674,055.00             $0.00             $0.00             $0.00    $18,674,055.00

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

    6      $3,071,751.44         2        $964,990.60         0              $0.00

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    0              $0.00         0              $0.00         0              $0.00

The Class Principal Balances of each Class of the Class B1, B2, B3, B4, B5, B6
Certificates immediately after the principal and interest distribution on
03/25/2003 are as follows:

                Class       Class Principal Balance
                B1                $10,451,861.30
                B2                 $7,107,129.57
                B3                 $4,180,690.79
                B4                 $1,672,276.32
                B5                 $1,254,252.01
                B6                 $2,508,476.24
                              __________________
                Total             $27,174,686.23
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of February 28, 2003):

SERIES:  2002-ar5               POOL NUMBER:  Group 1 = 1853, 1854

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:       $352,252,549.50**        $4,036,742.04***        $3,071,751.44***
Number:                         1840                      8                       6
% of Pool:                    100.00%                  1.15%                   0.87%
(Dollars)
% of Pool:                    100.00%                  0.43%                   0.33%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:          $964,990.60***                $0.00***                $0.00***
Number:                           2                       0                       0
% of Pool:                    0.27%                    0.00%                   0.00%
(Dollars)
% of Pool:                    0.11%                    0.00%                   0.00%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all March 01, 2003 scheduled payments and February 01, 2003 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
February 28, 2003.

Trading Factor, calculated as of distribution date : 0.37726412.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including March 01, 2003, and unscheduled prepayments in months prior to March ) can be calculated.